UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 11, 2019

KEMET Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-15491	57-0923789
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

KEMET Tower, One East Broward Blvd., Fort Lauderdale, Florida 33301
(Address of principal executive offices, zip code)

(954) 766-2800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01	KEM	New York Stock Exchange

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On November 11, 2019, KEMET Corporation (the “Company”) issued a News Release announcing preliminary consolidated results for the fiscal quarter ended September 30, 2019.

A copy of this News Release is furnished as Exhibit 99.1 to this Form 8-K.

Item 7.01 Regulation FD Disclosure

On November 12, 2019, the Company will host a conference call to discuss financial results for its fiscal quarter ended September 30, 2019. The slide package prepared for use by executive management for this presentation is attached hereto as Exhibit 99.2. All of the information in the presentation and earnings call is presented as of November 12, 2019, and the Company does not assume any obligation to update such information in the future.

The information included in this Form 8-K, as well as Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(a)                              Not Applicable

(b)                              Not Applicable

(c)                               Not Applicable

(d)                              Exhibits

Exhibit No.	Description of Exhibit

99.1	News Release, dated November 11, 2019 issued by the Company.

99.2	Slide Package prepared for use in connection with the Company’s conference call to be held on November 12, 2019 for the fiscal quarter ended September 30, 2019.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 12, 2019	KEMET Corporation

	By:	/s/ GREGORY C. THOMPSON
Gregory C. Thompson
Executive Vice President and
Chief Financial Officer